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                     CAPITAL RESEARCH AND MANAGEMENT COMPANY

333 South Hope Street, Los Angeles, California 90071 - Telephone
(213) 486-9200 - Fax (213) 486-9455


January 23, 1997


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Post-Effective Amendment No. 13 under the Securities Act of
     1933 for Anchor Pathway Fund (File No. 33-14227 and 811-
     5157)

Ladies and Gentlemen:

     This letter is being submitted in connection with the above referenced Post-Effective Amendment.

     Capital Research and Management Company serves as the investment adviser (the "adviser") for Anchor Pathway Fund. As counsel for the adviser, I have reviewed this Post-Effective Amendment which is being file pursuant to paragraph
(b) of rule 485 under the Securities Act of 1933. I hereby represent that the Amendment does not contain disclosures that would render it ineligible to become effective under this paragraph.

     If you have any questions concerning the foregoing, please call the undersigned at (213) 486-9425 or Kristine Nishiyama at (213) 486-9652.

Sincerely,


/s/Michael J. Downer
Michael J. Downer
Counsel